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                                 United States
                      Securities And Exchange Commission
                            Washington, D. C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 22, 2000



                              SciQuest.com, Inc.
              (Exact name of Registrant as specified in charter)



     Delaware                             0-27803                 56-2127592
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)




          5151 McCrimmon Parkway, Suite 208, Morrisville, NC         27560
                (Address of principal executive offices)           (zip code)




                                 (919) 659-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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                                                                   Page 1 of ___
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Item 2.  Acquisition or Disposition of Assets.

     On March 22, 2000, SciQuest.com, Inc., a Delaware corporation ("SciQuest"), completed the acquisition of EMAX Solution Partners, Inc., a Delaware corporation ("EMAX"), through the merger (the "Merger") of SciQuest Acquisition, Inc., a Delaware corporation and subsidiary of SciQuest ("Acquisition") with and into EMAX, pursuant to the terms of an Agreement and Plan of Merger and Reorganization, dated March 13, 2000, by and among SciQuest, Acquisition and EMAX, as amended by Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated March 22, 2000, by and among SciQuest, Acquisition and EMAX (the "Merger Agreement"). EMAX survived the Merger as a wholly owned subsidiary of SciQuest.

     In the Merger, (i) each outstanding share of EMAX common stock was converted into the right to receive .487061 (the "Conversion Ratio") of a share of SciQuest common stock, $.001 par value per share ("SciQuest Common Stock"),
(ii) each outstanding share of EMAX Series A Convertible Preferred Stock was converted into the right to receive .487061 of a share of SciQuest Common Stock divided by 10, (iii) each outstanding share of EMAX Series B Convertible Preferred Stock was converted into the right to receive .487061 of a share of SciQuest Common Stock divided by 10, (iv) each outstanding share of EMAX Series D Convertible Preferred Stock was converted into the right to receive .487061 of a share of SciQuest Common Stock divided by 8.55 and (v) each outstanding share of EMAX Series E Convertible Preferred Stock was converted into the right to receive the sum of (A) .487061 and (B) the quotient of (I) $7,000,000 divided by $74.75625, divided by (II) the aggregate number of shares of Series E Preferred Stock outstanding immediately prior to the Merger. Outstanding EMAX warrants are being exchanged for SciQuest warrants in accordance with the Conversion Ratio. Pursuant to the Merger, SciQuest is required to issue 1,999,833 shares of SciQuest Common Stock, which includes 415,692 shares subject to outstanding options and warrants.

     All outstanding options to purchase shares of EMAX Capital Stock under the EMAX Solution Partners, Inc. 1993 Stock Plan (the "EMAX Stock Plan") (collectively, the "EMAX Stock Options"), whether or not exercisable, were assumed by SciQuest; provided, however, that each holder of EMAX Stock Options had the right to elect prior to the Merger to either (A) retain the EMAX Stock Options held by such person (which EMAX Stock Options vested at the effective time of the Merger (the "Effective Time") in accordance with the terms of the EMAX Stock Plan) or (B) retain the portion of the EMAX Stock Options held by such person that was vested immediately prior to the Effective Time and amend the portion of the EMAX Stock Options held by such person that was unvested immediately prior to the Effective Time (the "Amended Options") to provide that such Amended Options will vest as set forth in the Merger Agreement and receive in consideration of the amendment options to acquire such number of shares of SciQuest Common Stock (the "Additional Options") equal to .487061 multiplied by 50% of the number of shares subject to all outstanding EMAX Stock Options (without regard to vesting) held by such person immediately prior to the Effective Time.

     The total consideration in the Merger was determined through arms' length negotiations between representatives of SciQuest and EMAX. Neither SciQuest nor any of its affiliates had, nor to the knowledge of SciQuest, did any director or officer or any associate of any such director or officer of SciQuest have, any material relationship with EMAX prior to the Merger.

     The Merger was accounted for under the purchase method of accounting. A complete description of the transaction is contained in the Merger Agreement filed as Exhibits 2.1 and 2.2 to this report. SciQuest announced the signing of the Merger Agreement on March 14, 2000. A copy of the press release is filed as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) The following financial statements of EMAX, together with the independent auditors' reports thereon, are filed as Exhibit 7.1:

          (i)  consolidated balance sheets as of December 31, 1998 and 1999;
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          (ii)  consolidated statements of operations for the years ended
                December 31, 1998 and 1999;

          (iii) consolidated statements of stockholders' deficit for the years ended December 31, 1998 and 1999;

          (iv) consolidated statements of cash flows for the years ended December 31, 1998 and 1999; and

          (v)   notes to consolidated financial statements.


(b)  Pro Forma Financial Information

     The required pro forma financial information relating to the business acquired is filed as Exhibit 7.2.

(c) Exhibits:

2.1 Agreement and Plan of Merger, dated as of March 13, 2000 by and among SciQuest.com, Inc., SciQuest Acquisition, Inc., and EMAX Solution Partners, Inc. (incorporated by reference to SciQuest's Registration Statement on Form S-1 (Registration No. 333-32582)).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of March 22, 2000, by and among SciQuest.com, Inc., Sciquest Acquisition, Inc., and EMAX Solution Partners, Inc.

7.1   Consolidated Financial Statements of EMAX Solution Partners, Inc.

7.2 Unaudited Pro Forma Combined Condensed Financial Statements of EMAX Solution Partners, Inc.

99.1  Text of Press Release of Sciquest.com, Inc., dated March 14,2000.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SCIQUEST INTERNATIONAL CORPORATION


                              By:  /s/ James J. Scheuer
                                 ------------------------------------------
                                 James J. Scheuer
                                 Chief Financial Officer
                                 (Principal Financial Officer and Principal
                                  Accounting Officer)

                              Date:  April 6, 2000
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                                 EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------
2.2             Amendment No. 1 to Agreement and Plan of Merger, dated as of
                March 22, 2000, by and among SciQuest.com, Inc., Sciquest
                Acquisition, Inc., and EMAX Solution Partners, Inc.

7.1             Consolidated Financial Statements of EMAX Solution Partners,
                Inc.

7.2 Unaudited Pro Forma Combined Condensed Financial Statements of EMAX Solution Partners, Inc.

99.1            Text of Press Release of SciQuest.com, Inc., dated March 14,
                2000.